THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Long/Short Equity Fund

Boston Partners Global Equity Fund

Boston Partners Global Long/Short Fund

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Supplement dated September 17, 2018

to the Prospectuses dated February 22, 2018

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This supplement serves as notification of, and provides information regarding, certain changes to the Funds effective as of September 17, 2018 (the “Effective Date”). At a recent meeting, Boston Partners Global Investors, Inc., the investment adviser to the Funds (the “Adviser”), notified the Board of Directors of The RBB Fund, Inc. of the following changes:

1.	Additional Portfolio Manager Added for the Boston Partners Long/Short Equity Fund

As of the Effective Date, Patrick Regan will serve as a Portfolio Manager to the Boston Partners Long/Short Equity Fund and Robert T. Jones will serve as Portfolio Manager of the Fund. The section entitled “Management of the Funds - Portfolio Managers” is amended to add information concerning Mr. Regan under the sub-heading “Boston Partners Long/Short Equity Fund”:

Patrick Regan, CFA – Portfolio Manager

Mr. Regan is a portfolio manager for the Boston Partners Long/Short Equity Fund. Prior to this role, he was a long/short generalist with Boston Partners specializing in fundamental research of stocks held in Boston Partners’ Long/Short Equity products. He rejoined the firm after spending nearly six years with Westfield Capital, where he managed the financial sector sleeves of Westfield Capital’s small, small/mid, mid, large and all cap funds. He was also a voting member on the Westfield Investment Committee.  Before that, Mr. Regan was a research analyst with Boston Partners Asset Management for ten years, where he covered numerous market sectors, including the financial, consumer, and software sectors.  He began his post-graduate career at Broadview International, LLC, where he was an associate specializing in technology mergers and acquisitions.  Mr. Regan holds a B.A. degree in economics from Colby College, and an M.B.A. degree from The Wharton School at the University of Pennsylvania. He holds the Chartered Financial Analyst® designation. He has over twenty-three years of industry experience.

2.	Portfolio Manager Changes for the Boston Partners Global Equity Fund and Boston Partners Global Long/Short Fund

As of the Effective Date, Joshua White will serve as a Portfolio Manager to the Boston Partners Global Equity Fund and Boston Partners Global Long/Short Fund. Joseph F. Feeney, Jr., Christopher K. Hart, and Joshua Jones, who currently serve as Portfolio Mangers to these Funds, will continue to serve in that capacity.

The section entitled “Management of the Funds - Portfolio Managers” is amended to add information concerning Mr. White under the sub-headings “Boston Partners Global Equity Fund” and “Boston Partners Global Long/Short Fund”:

Joshua White, CFA – Portfolio Manager

Mr. White is a portfolio manager for the Boston Partners Global Equity Fund and the Boston Partners Global Long/Short Fund. Prior to this role, he was an equity analyst with Boston Partners serving as a global generalist.  Mr. White holds a B.A. degree in mathematics from Middlebury College.  He holds the Chartered Financial Analyst® designation and has twelve years of industry experience.

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Please retain this supplement for your reference.